                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of GSR Industries, Inc. on Form S-1 of our report dated June 6, 1996, on Newgen Holding, Inc., appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  Deloitte & Touche LLP
------------------------------------
Fort Worth, Texas
December 23, 1996